                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                      Date of Report -- December 14, 2000


Commission                 Registrant, State of Incorporation          I.R.S. Employer
File Number                Address and Telephone Number                Identification No.
-----------                ----------------------------                ------------------
0-30338                    RGS Energy Group, Inc.                      16-1558410
                           (Incorporated in New York)
                           89 East Avenue
                           Rochester, NY  14649
                           Telephone (716)771-4444



1-672                      Rochester Gas and Electric Corporation      16-0612110
                           (Incorporated in New York)
                           89 East Avenue
                           Rochester, NY  14649
                           Telephone (716)546-2700

ITEM 5.   OTHER EVENTS


     On December 12, 2000, Niagara Mohawk Power Corporation (Niagara Mohawk) issued a press release announcing RG&E's, Central Hudson Gas & Electric Corporation's, New York State Electric & Gas Corporation's and Niagara Mohawk's agreement to sell their ownership interests in the Nine Mile Point Unit 2 nuclear generating station and Niagara Mohawk's interest in Nine Mile Point Unit 1 to Constellation Nuclear, LLC. See attached Exhibit No. 99.1. In addition to the terms discussed in the attached press release, the terms of the transaction include a power purchase agreement whereby Constellation Nuclear has agreed to sell 90 percent of RG&E's 14% interest in Nine Mile Point Unit 2's output back to RG&E for approximately 10 years at an average price of nearly $35 per MWh over the term of the power purchase agreement. The power purchase agreement is based on operation of Nine Mile Point Unit 2.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:  See Exhibit Index below.




                                    Exhibit Index

No.
---

99.1 Press Release issued on December 12, 2000, announcing RG&E's, Central Hudson Gas & Electric Corporation's, New York State Electric & Gas Corporation's and Niagara Mohawk's agreement to sell their ownership interests in the Nine Mile Point Unit 2 nuclear generating station and Niagara Mohawk's interest in Nine Mile Point Unit 1 to Constellation Nuclear, LLC.

                                  SIGNATURES
                                  -----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  RGS ENERGY GROUP, INC.
                                  ----------------------
                                         (Registrant)



Date: December 14, 2000           By:      /s/ J. B. Stokes
                                        -------------------------------------
                                               J. Burt Stokes
                                          Senior Vice President, and
                                            Chief Financial Officer



Date: December 14, 2000           By:      /s/ William J. Reddy
                                        -------------------------------------
                                               William J. Reddy
                                                  Controller



                                  ROCHESTER GAS AND ELECTRIC CORPORATION
                                  --------------------------------------
                                                  (Registrant)



Date: December 14, 2000           By:      /s/ J. B. Stokes
                                        -------------------------------------
                                              J. Burt Stokes
                                         Senior Vice President, Corporate
                                       Services and Chief Financial Officer



Date: December 14, 2000           By:      /s/ William J. Reddy
                                        -------------------------------------
                                              William J. Reddy
                                        Vice President and Controller